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                                                                  EXHIBIT 10.40



                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of April 23, 1997 (this "Amendment"), to the Credit Agreement, dated as of September 30, 1996" (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.


                              W I T N E S S E T H

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. (a) As used herein, terms defined in this Amendment or in the Credit Agreement are used herein as so defined.

          (b) There shall be added to subsection 1.1 of the Credit Agreement in the appropriate alphabetical order the following new defined terms:

          "Second Amendment": the Second Amendment, dated as of April 23, 1997, to this Agreement.

          "Second Amendment Effective Date": the date of effectiveness of the Second Amendment.

          "Additional Term Loan": the term loan made by Lehman Commercial Paper Inc. to the Borrower on the Second Amendment Effective Date in the amount of $12,000,000 pursuant to the Second Amendment."

          2. Amendment to Section 2.1. Subsection 2.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "2.1 Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan to the Borrower on the Closing Date in an amount not to exceed the amount of the Commitment of such Lender then in effect, and subject to the terms and conditions set forth in the Second Amendment, LCPI agrees to make a term loan to the Borrower on the Second Amendment Effective Date in the principal amount of $12,000,000 (each such term loan, a "Loan")."



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          3. Additional Term Loan. Subject to the terms and conditions of the
Credit Agreement and this Second Amendment, LCPI agrees to make a term loan (the "Additional Term Loan") to the Borrower on the Effective Date (as defined below) in an amount equal to $12,000,000. Schedule I to the Credit Agreement is hereby amended by adding to the number set forth opposite the name of LCPI, the amount of $12,000,000. No later than 11:00 A.M., New York City time, on the Effective Date, LCPI shall make available to the Administrative Agent in immediately available funds at its office specified in subsection 9.2 of the Credit Agreement the full amount of the Additional Term Loan. The Administrative Agent shall, upon receipt of such sums, (i) credit the Additional Term Loan Collateral Account with $3,846,000 of the proceeds of the Additional Term Loan and (ii) disburse the remaining $8,154,000 of the Additional Term Loan in immediately available funds to the account of DeepTech specified by the Borrower to the Administrative Agent to reimburse DeepTech for the portion of the Expanded Upgrade Costs (as defined below) advanced by it to the Borrower prior to the date hereof. Prior to the Second Amendment Effective Date the Collateral and Documentation Agent shall establish a cash collateral account (the "Additional Term Loan Collateral Account") over which the Collateral and Documentation Agent shall have sole dominion and control and from which the Borrower shall have no right of withdrawal. As provided in the immediately preceding sentence, on the Second Amendment Effective Date $3,846,000 of the proceeds of the Additional Term Loan will be deposited in the Additional Term Loan Collateral Account. Upon presentation to the Collateral and Documentation Agent of (i) a copy of notices issued in good faith by the Charterer to the Borrower to the effect that it is undertaking commitments to obtain goods and services (and providing reasonable detail of such goods and services) in accordance with the Shoemaker Upgrade Agreement and (ii) the Borrower's written request to the Collateral and Documentation Agent to release funds from the Additional Term Loan Collateral Account in the amount specified in such notices and so long as no Default or Event of Default shall have occurred and be continuing, the Collateral and Documentation Agent will release such funds and transfer the same as directed by the Charterer for safekeeping, pending payment of invoices for such goods and services; provided that no funds shall be withdrawn from the Additional Term Loan Collateral Account until all amounts in the Construction Fund Collateral Account and the Restricted Funds Collateral Subaccount shall have been exhausted in accordance with the terms of subsection 2.2(b) of the Credit Agreement; and provided, further, upon completion of the upgrade contemplated by the Shoemaker Upgrade Agreement, the Collateral and Documentation Agent shall, upon request of the Borrower, release to the Borrower the sum then on deposit in the Additional Term Loan Collateral Account and such sum may be used by the Borrower for general working capital purposes in accordance with the terms of the Credit Agreement.

          4. Amendment to Subsection 2.3. Subsection 2.3 of the Credit Agreement is hereby amended by deleting the number "$63,250,000" in the penultimate line thereof and substituting in lieu thereof the number "$75,250,000".

          5. Amendment to Subsection 2.5(a). Subsection 2.5(a) of the Credit Agreement is hereby amended by inserting in the third line thereof immediately after the words "other than" the words "the Additional Term Loan and other than".

          6. Addition of new Subsection 2.5(d). (a) Subsection 2.5(d) and subsection 2.5(e) of the Credit Agreement shall be renumbered, "2.5(e)" and "2.5(f)", respectively, (b) Each reference in the Credit Agreement to subsection 2.5(d) or subsection 2.5(e) shall be changed to "subsection 2.5(e)" and "subsection 2.5(f)" respectively and (c) there shall be added to the Credit Agreement the following new subsection 2.5(d):



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               "(d) Upon receipt by the Borrower of the Mobilization Fees from
     Amoco with respect to the Shoemaker, in the approximate amount of $4,180,000 and which are expected to be received in July 1997, 100% of the amount thereof shall be applied toward prepayment of the Loans as set forth in subsection 2.5(e)."

          7. Amendment to Subsection 5.13. Subsection 5.13 of the Credit Agreement is hereby amended by deleting the number "$40,000,000" in the last line thereof and substituting in lieu thereof the number "$48,000,000".

          8. Amendment to Subsection 6.1(a). Subsection 6.1(a) of the Credit Agreement is hereby amended by inserting immediately after the word "ended" in the sixth line thereof but immediately prior to the closed parenthetical the phrase: "and provided, further, to the extent deducted in computing Net Worth in accordance with GAAP during the fiscal quarter then ended or in any previous fiscal quarter, Net Worth shall include the amount of any deferred corporate income taxes of the Borrower (less any reductions in deferred corporate income taxes of the Borrower during any of such periods) resulting from an election by the Borrower to be treated as a corporation for U.S. federal income tax purposes".

          9. Amendment to Subsection 6.1(b). Subsection 6.1(b) of the Credit Agreement is hereby amended by (i) deleting the ratio "2.00 to 1.00" set forth opposite September 30, 1997 and substituting in lieu thereof the ratio "1.75 to 1.00" and (ii) deleting the ratio "2.75 to 1.00" set forth opposite December 31, 1997 and substituting in lieu thereof the ratio "2.50 to 1.00".

          10. Waiver. The Lenders hereby waive any Default or Event of Default which may have occurred prior to the date hereof resulting solely from the incurrence of a portion of the Expanded Upgrade Costs and the advance of funds by DeepTech to the Borrower to fund such portion of the Expanded Upgrade Costs.

          11. Fees. In consideration for its agreement to this Amendment, the Borrower agrees to pay to each Lender which is a signatory hereto, a fee in the amount of 0.25% of such Lender's Commitment, payable on the date hereof in immediately available funds.

          12. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:

          (a) The Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

          (b) LCPI shall have received a new promissory note in exchange for its existing Note, which includes the amount of the Additional Term Loan.

          (c) The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Arranger and the Administrative Agent, of the Management Committee of the Borrower authorizing (i) the execution, delivery and performance of this Second Amendment, (ii) the borrowings contemplated hereunder, certified by the Management Committee of the Borrower as of the date hereof, which certificate shall be in form and substance satisfactory to the Administrative Agent and the Arranger and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.




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          (d) The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Management Committee of the Borrower, dated the date hereof, as to the incumbency and signature of the members or managers of the Borrower executing this Second Amendment satisfactory in form and substance to the Administrative Agent and the Arranger.

          (e) The reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Amendment, including without limitation, legal fees and expenses, and the fees set forth in paragraph 11 shall have been paid by the Borrower.

          (f) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Second Amendment and the making of the Additional Term Loan shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit Agreement as amended by this Second Amendment or the making of the Additional Term Loan.

          (g) The Administrative Agent shall have received the executed legal opinions of (i) Akin, Gump, Strauss, Hauer & Feld, counsel to the Borrower and (ii) Graham, Thompson & Co., Nassau, special Bahamian counsel to the Lenders, each dated the date hereof and in form and substance satisfactory to the Administrative Agent.

          (h) The Administrative Agent and LCPI shall have received such information with respect to the upgrade and make-ready of the Shoemaker which is to be funded by the Additional Term Loan (such increased upgrade and make-ready costs, the "Expanded Upgrade Costs") as it shall reasonably request.

          (i) The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, any filings with respect to the Mortgages, necessary or, in the opinion of the Administrative Agent, desirable to maintain the perfection of the Liens created by the Security Documents after giving effect to this Second Amendment shall have been completed.

          (j) The Arranger shall have received the results of a recent search of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of the Borrower in each of the jurisdictions and offices where assets of the Borrower or its Subsidiaries are located or recorded, and such search shall reveal no material liens on any of the assets of the Borrower or its Subsidiaries except for liens permitted by the Loan Documents.

          (k) All limited liability company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to the Arranger and the Administrative Agent.

          13. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations




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and warranties set forth in Section 3 of the Credit Agreement; provided that each reference in such Section 3 to "this Agreement" shall be deemed to be a reference both to this Second Amendment and to the Credit Agreement as amended by this Second Amendment.

          14. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          15. No Default. Other than as contemplated by paragraph 10 above, no Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Second Amendment.

          16. Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          17. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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          IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                           RIGCO NORTH AMERICA, L.L.C.


                                           By:
                                              Title:


                                           BHF-BANK AKTIENGESELLSCHAFT, as
                                           Administrative Agent and as a Lender


                                           By:
                                              Title:



                                           By:
                                              Title:


                                           HIBERNIA NATIONAL BANK, as
                                           Collateral and Documentation
                                           Agent and as a Lender


                                           By:
                                              Title:


                                           LEHMAN COMMERCIAL PAPER INC., as
                                           Syndication Agent and as a Lender


                                           By:
                                              Title:


                                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST


                                           By:
                                              Title:



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                                           PROTECTIVE LIFE INSURANCE COMPANY


                                           By:
                                              Title:

                                           MERRILL LYNCH PRIME RATE PORTFOLIO

                                           By: MERRILL LYNCH ASSET MANAGEMENT
                                           L.P., as Investment Adviser


                                           By:
                                              Title:

                                           MERRILL LYNCH SENIOR FLOATING RATE
                                           FUND, INC.


                                           By:
                                              Title:

                                           MERRILL LYNCH DEBT STRATEGIES
                                           PORTFOLIO

                                           By: MERRILL LYNCH ASSET MANAGEMENT
                                           L.P., as Investment Adviser


                                           By:
                                              Title:

                                           ML CBO IV (CAYMAN) LTD.

                                           By: Protective Asset Management,
                                           L.L.C.,
                                           as Collateral Manager


                                           By:
                                              Title: